BLACKROCK FUNDSSM
BlackRock Capital Appreciation Portfolio

Supplement dated June 4, 2010
to the Prospectuses, each dated January 29, 2010

The Board of Trustees of BlackRock Funds (the “Trust”) has approved an Agreement and Plan of Reorganization (the “Agreement and Plan”) with respect to BlackRock Capital Appreciation Portfolio (the “Fund”), a series of the Trust, providing for the acquisition by BlackRock Fundamental Growth Fund, Inc. (“Fundamental Growth”) of substantially all of the assets of the Fund in exchange for the assumption by Fundamental Growth of certain stated liabilities of the Fund and shares of common stock of Fundamental Growth (the “Reorganization”). The name of the combined fund will be BlackRock Capital Appreciation Fund, Inc.

The Agreement and Plan provides that, if the Reorganization takes place, Fund stockholders will receive shares of Fundamental Growth with the same class designation (except for holders of Institutional Shares who will receive BlackRock Shares) and an aggregate net asset value at the closing of the Reorganization equal to the net asset value of the shares of the Fund held immediately prior to the Reorganization. A special meeting of stockholders of the Fund to consider the Agreement and Plan is expected to be held on June 8, 2010. The record date for the meeting is April 15, 2010. If approved by stockholders, the Reorganization is expected to take place on or about June 25, 2010.

Until the Reorganization is completed, the Fund will continue sales and redemptions of its shares as described in the Prospectuses. However, holders of shares purchased after the record date will not be entitled to vote those shares at the meeting.

Code # ALLPR-CAPAP-0610SUP